SCUDDER                                                         [logo]

Scudder Limited Term Tax Free
Fund


Supplement to Prospectus
Dated May 1, 1997


Until February 28, 1999, the Fund's investment adviser, Scudder Kemper Investments, Inc., has agreed to continue to maintain the total annualized expenses of the Fund at not more than 0.75% of average daily net assets of the Fund.





December 31, 1997